MRC Global

1Q 2023 Earnings Presentation

May 8, 2023

Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO







Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated May 8, 2023.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**
- **Return on Invested Capital (ROIC), Adjusted for LIFO**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary Highlights

Quarter Results - 1Q 2023

- Improved bottom-line profitability:
  - Adjusted EBITDA of $69M – 44% improvement over 1Q22
  - Adjusted EBITDA margin of 7.8% – 130-bps improvement over 1Q22 and 20-bps sequential improvement over 4Q22
- Continued revenue growth:
  - $885M – 19% increase over 1Q22 and 2% sequential increase over 4Q22
  - All sectors increased by double-digits 1Q23 vs. 1Q22
  - DIET sector increased 12% in 1Q23, driving the sequential growth
- Strong first quarter results provide confidence in full year guidance
- Solid liquidity position $640 million
- Strong margins with Gross Profit percentage of 20.2% and Adjusted Gross Profit percentage of 21.2%
- Cash used in operations $30 million commensurate with inventory increasing to support projected activity levels
- Sector reporting change – consolidated "Upstream Production" and "Midstream Pipeline" into "Production and Transmission Infrastructure" (PTI)

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated May 8, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook.

First Quarter 2023 Results – Key Metrics

Revenue Generation

Revenue $885M
- 19% above 1Q22
- 2% above 4Q22

E-commerce: 52% of total orders are digital
- 487 bps increase over 1Q22
- North America orders 60% digital

Debt Management

Long-term debt $390M

Net debt $351M

Leverage ratio 1.2

Cost Control

SG&A 13.8% of revenue

Working Capital Efficiency

Net working capital to sales ratio 17.9%

Profitability

Net income attributable to common stockholders $28M

Adjusted EBITDA $69M or 7.8% of revenue

Cash Generation & Liquidity

Cash used in operations during the first quarter $30M

Liquidity $640M

Gross Margin

Gross profit percentage 20.2%

Adjusted gross profit percentage 21.2%

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

First Quarter 2023 Results – Sequential Changes

SEGMENT: Revenue Highlights 1Q23 vs. 4Q22

U.S.: Increased **3%, or $20 million** driven by the DIET sector, which increased $28 million, or 15%, as LNG project and turnaround maintenance activity increased. The U.S. Gas Utilities sector was down 2% primarily due to the timing of deliveries and projects. PTI was nearly unchanged.

Canada: Decreased **9%, or $4 million,** as declines in the Gas Utilities sector from the timing of line pipe orders offset an improvement in the PTI sector.

International: **Unchanged,** including a $3 million favorable impact from stronger foreign currencies.

SECTOR: Revenue Highlights 1Q23 vs. 4Q22

Gas Utilities: Decreased **4%, or $12 million,** driven by the U.S. segment.

Downstream, Industrial & Energy Transition: Increased **12%, or $30 million,** driven by the U.S. segment.

Production & Transmission Infrastructure: Decreased **1%, or $2 million**, as small declines in the International and U.S. segments were partially offset by an increase in the Canada segment.

Quarterly Financial Performance - GAAP

($ millions, except per share data)

SALES


$742
$869
$885
1Q22
4Q22
1Q23

GROSS PROFIT & % MARGIN


$136
$158
$179
18.3%
18.2%
20.2%
1Q22
4Q22
1Q23

NET INCOME & % MARGIN


$16
$21
$34
2.2%
2.4%
3.8%
1Q22
4Q22
1Q23

DILUTED EPS


$0.12
$0.18
$0.33
1Q22
4Q22
1Q23

Quarterly Financial Performance - Adjusted
($ millions, except per share data)

ADJUSTED GROSS PROFIT & % MARGIN[1]


$152
$184
$188
20.5%
21.2%
21.2%
1Q22
4Q22
1Q23

ADJUSTED EBITDA & % MARGIN[1]


$48
$66
$69
6.5%
7.6%
7.8%
1Q22
4Q22
1Q23

ADJUSTED DILUTED EPS[1]


$0.17
$0.32
$0.32
1Q22
4Q22
1Q23

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Rapidly Rising Returns – Creating More Value for Shareholders

- ROIC is a key metric for capital stewardship and shareholder value creation
- Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital
- Significant progress in 2022, with continued improvement expected in 2023


Return on Invested Capital, net of LIFO
4.9%
11.0%
11.5%
2021
2022
TTM 1Q 2023

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$303
$340
$390
1Q22
4Q22
1Q23

Net Leverage[1]:	1Q22	4Q22	1Q23
	1.6x	1.2x	1.2x

CAPITAL STRUCTURE

March 31, 2023	
Cash and Cash Equivalents	**$39**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 295
Global ABL Facility due 2026	95
Total Debt	$ 390
Preferred stock	355
Common stockholders' equity	412
Total Capitalization	**$ 1,157**
Liquidity	**$ 640**

CASH FLOW FROM OPERATIONS


$(13)
$10
$(30)
1Q22
4Q22
1Q23

WORKING CAPITAL TO SALES RATIO[2]


16.3%
16.2%
17.9%
1Q22
4Q22
1Q23

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Working capital to sales ratio is defined as working capital, net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Annual Financial Outlook

2023 Guidance – 1Q23 Update	
Revenue	**Profitability & Cash Flow Drivers**
• 2023 annual – increase by double-digit percentage vs. 2022	• Adjusted Gross Profit – full year average of 21%
	• Adjusted EBITDA – 8% or higher
By sector	
• Gas Utilities – increase by upper single-digit percentage vs. 2022	• SG&A – mid-13% range
• DIET – increase by low double digits percentage vs. 2022	• Tax rate – 26 - 28% annual
• PTI – increase by mid teens percentage vs. 2022	
By segment	**Cash Flow**
• U.S. – increase by low double-digit percentage vs. 2022	• Capital expenditures – $10 - 15M
• Canada – increase by low double-digit percentage vs. 2022	• Cash flow from operations – $120M or better
• International – increase by low double-digit percentage vs. 2022	
Sequential	
• 2Q23 – up low single-digit percentage versus 1Q23	

Note: See our Current Report on Form 8-K dated May 8, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook.

Well Positioned for Long Term Growth, Underpinned by Strong Fundamentals







- Gas Utilities remains a strong growth engine due to customer capital expenditure drivers relating to safety and integrity, emissions reduction and meter modernization
- DIET fundamentals supported by increased maintenance spend on downstream assets and new energy transition and LNG projects enabled by government stimulus and energy security considerations
- Expanding project management expertise provides new growth opportunities in multiple sectors, complementing our traditional MRO capabilities
- Strong traditional energy fundamentals stemming from demand growth and underinvestment indicate a multi-year upcycle, benefitting our Production and Transmission Infrastructure sector
- Diligent working capital management enables unlocking cash from the balance sheet

APPENDIX

Adjusted Gross Profit Reconciliation

THREE MONTHS ENDED

($ millions)	March 31, 2023		December 31, 2022		March 31, 2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 885		$ 869		$ 742	
Gross profit	179	20.2%	158	18.2%	$ 136	18.3%
Depreciation and amortization	5		4		5	
Amortization of intangibles	5		6		5	
(Decrease) Increase in LIFO reserve	(1)		16		6	
Adjusted Gross Profit	$ 188	21.2%	$ 184	21.2%	$ 152	20.5%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated May 8, 2023.

Adjusted SG&A Reconciliation

THREE MONTHS ENDED

($ millions)	March 31, 2023		December 31, 2022		March 31, 2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 885		$ 869		$ 742	
SG&A	$ 122	13.8%	$ 123	14.2%	$ 107	14.4%
Severance and restructuring	-		(1)		-	
Adjusted SG&A	$ 122	13.8%	$ 122	14.0%	$ 107	14.4%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated May 8, 2023.

Adjusted EBITDA Reconciliation

THREE MONTHS ENDED

($ millions)	March 31, 2023		December 31, 2022		March 31, 2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 885		$ 869		$ 742	
Net income	$ 34	3.8%	$ 21	2.4%	$ 16	2.2%
Income tax expense	13		12		7	
Interest expense	7		7		6	
Depreciation and amortization	5		4		5	
Amortization of intangibles	5		6		5	
(Decrease) Increase in LIFO reserve	(1)		16		6	
Equity-based compensation expense	3		4		3	
Foreign currency losses (gains)	3		(5)		-	
Severance & Restructuring	-		1		-	
Adjusted EBITDA	$ 69	7.8%	$ 66	7.6%	$ 48	6.5%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated May 8, 2023.

Adjusted Net Income Attributable to Common Stockholders Reconciliation

THREE MONTHS ENDED

	March 31, 2023		December 31, 2022		March 31, 2022	
($ millions)	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net income attributable to common stockholders	**$ 28**	**$ 0.33**	**$ 15**	**$ 0.18**	**$ 10**	**$ 0.12**
(Decrease) increase in LIFO reserve, net of tax	(1)	(0.01)	12	0.14	-	-
Severance and restructuring, net of tax	-	-	-	-	5	0.05
Adjusted net income attributable to common stockholders	**$ 27**	**$ 0.32**	**$ 27**	**$ 0.32**	**$ 15**	**$ 0.17**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated May 8, 2023.

Net Debt & Leverage Ratio Calculation

($ millions)	March 31, 2023	December 31, 2022	March 31, 2022
Long-term debt, net	**$ 387**	**$ 337**	**$ 300**
Plus: current portion of long-term debt	3	3	3
Long-term debt	**$ 390**	**$ 340**	**$ 303**
Less: cash	39	32	31
Net debt	**$ 351**	**$ 308**	**$ 272**

Net debt	$ 351	$ 308	$ 272
Trailing twelve months adjusted EBITDA	282	261	170
Leverage ratio	**1.2**	**1.2**	**1.6**

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated May 8, 2023.

Return on Invested Capital (ROIC), Adjusted for LIFO

($ millions)	TTM 1Q 2023	2022	2021
Net Income (loss)	$ 93	$ 75	$ (14)
Interest expense, net of tax	19	18	17
Net Operating Profit After Tax (NOPAT)	**$ 112**	**$ 93**	**$ 3**
LIFO expense, net of tax	44	50	58
NOPAT, net of LIFO	**$ 156**	**$ 143**	**$ 61**
Long-term debt	$ 390	$ 340	$ 297
Shareholders' equity	412	386	323
Preferred stock	355	355	355
Operating lease liabilities (short and long-term)	223	218	210
Invested Capital	**$ 1,380**	**$ 1,299**	**$ 1,185**
Average Invested Capital	$ 1,298	$ 1,242	$ 1,249
Average Invested Capital, net of LIFO	**$ 1,350**	**$ 1,296**	**$ 1,270**
ROIC, including LIFO	**8.6%**	**7.5%**	**0.2%**
ROIC, Adjusted for LIFO	**11.5%**	**11.0%**	**4.9%**

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company's ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.